                                                                Exhibit 10.1

                                                                  EXECUTION COPY

                    SEVENTH AMENDMENT dated as of June 18, 1999 (this "Seventh Amendment"), to the Credit Agreement dated as
                     -----------------
                    of December 13, 1995 (as amended prior to the date hereof, the "Credit Agreement"), among Star Gas Propane,
                                 ----------------
                    L.P., a Delaware limited partnership (the "Borrower"),
                                                               --------
                    the lenders party thereto, The First National Bank of Boston (now known as BankBoston, N.A.), as Administrative Agent (the "Administrative Agent"), and
                                               --------------------
                    NationsBank, N.A., as Documentation Agent (the "Documentation Agent", and together with the
                     -------------------
                     Administrative Agent, the "Agents").
                                                ------

     The Borrower has requested the Agents and the Lenders to make certain changes to the Credit Agreement. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Seventh Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").
 -----------------

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1.01. Amendments to Section 1.01. (a) The definition of Tranche
                   --------------------------
A Maturity Date in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          ""Tranche A Maturity Date" shall mean June 30, 2001."
            -----------------------

     (b) The definition of Tranche B Conversion Date in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          ""Tranche B Conversation Date" shall mean September 30, 2000."
            ---------------------------

     (c) The definition of Tranche B Maturity Date in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          ""Tranche B Maturity Date" shall mean September 30, 2003."
            -----------------------

     SECTION 1.02. Amendment to Section 2.11(c). Section 2.11(c) of the
                   ----------------------------
Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

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

     last day of every third calendar month thereafter through September 30, 2003 (the due date of each such installment being called a "Tranche B
                                                                 ---------
     Repayment Date"). The amount of any such installment payable on a Tranche B
     --------------
     Repayment Date (other than September 30, 2003) shall be the lesser of (x) $2,000,000 or (y) the amount, if any, necessary (after giving effect to any reductions on account of the expiration after the Tranche B Conversion Date of any Tranche B Letters of Credit) to reduce the sum of (i) the aggregate principal amount of the Tranche B Term Loans outstanding immediately after the Tranche B Conversion Date and (ii) the Tranche B Letter of Credit Exposure outstanding immediately after the Tranche B Conversion Date by an aggregate percentage of such sum equal to the percentage set forth opposite such Repayment Date below:

               December 31, 2000                      69.23%
               March 31, 2001                         76.92%
               June 30, 2001                          84.62%
               September 30, 2001                     92.31%
               December 31, 2001                     100.00%
               March 31, 2002                        100.00%
               June 30, 2002                         100.00%
               September 30, 2002                    100.00%
               December 31, 2002                     100.00%
               March 31, 2003                        100.00%
               June 30, 2003                         100.00%
               September 30, 2003                    100.00%

     On the Tranche B Repayment Date that is September 30, 2003, Borrower shall repay the remaining principal and interest owing on all outstanding Tranche B Term Loans and fully cash collateralize any then existing Tranche B Letter of Credit Exposure. All payments under this paragraph (c) shall be applied (I) first, to repay any outstanding Tranche B Term Loans and (II)
                 -----
     second, after the Tranche B Term Loans have been paid in full, to reduce
     ------
     the Tranche B Letter of Credit Exposure. Any such payments so applied to reduce the Tranche B Letter of Credit Exposure shall be deposited with the Administrative Agent pursuant to the Cash Collateral Agreement as provided in Section 2.21(k)."

     SECTION 1.03 Amendment to Section 4.03(a). Section 4.03(a) of the Credit
                  ----------------------------
Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "(a) At the time of and immediately after any Tranche B Revolving Credit Borrowing made or any Tranche B Letter of Credit issued (i) on or before June 30, 1999, the Leverage Ratio as of the date of such Borrowing or issuance (after giving effect to the acquisition or Growth-Related capital Expenditure for which such Borrowing or Letter of credit is being used) shall be no greater than 5.00:1.00, (ii) after June 30, 1999 and on or before September 30, 1999, the Leverage Ratio as of the date of such Borrowing or issuance (after giving effect to the acquisition or Growth-Related Capital

                                       2
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     Expenditure for which such Borrowing or Letter of Credit is being used)
     shall be no greater than 5.25:1.00, (iii) after September 30, 1999 and on or before November 29, 1999, the Leverage Ratio as of the date of such Borrowing or issuance (after giving effect to the acquisition or Growth-Related Capital Expenditure for which such Borrowing or Letter of Credit is being used) shall be no greater than 5.25:1.00, (iv) after November 29, 1999 and on or before December 30, 1999, the Leverage Ratio as of the date of such Borrowing or issuance (after giving effect to the acquisition or Growth-Related Capital Expenditure for which such Borrowing or Letter of Credit is being used) shall be no greater than 4.90:1.00 and (v) after December 30, 1999, the Leverage Ratio as of the date of such Borrowing or issuance (after giving effect to the acquisition or Growth-Related Capital Expenditure for which such Borrowing or Letter of Credit is being used) shall be no greater than 4.50:1.00; and, in the case of each such Borrowing or issuance of each such Letter of Credit, the Borrower shall have prepared and furnished to the Agents prior to such Borrowing or issuance pro forma financial statements demonstrating the fulfillment of such condition to the satisfaction of the Agents. For purposes of calculating the Leverage Ratio as required by this Section 4.03(a), Consolidated Cash Flow for the Reference Period shall mean the greater of (A) Consolidated Cash Flow for the most recent period of four consecutive fiscal quarters prior to the date of determination and (B) 50% of Consolidated Cash Flow for the most recent period of eight consecutive fiscal quarters prior to the date of determination."

     SECTION 1.04. Amendment to Section 6.31(a). Section 6.31(a) of the Credit
                   ----------------------------
Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

          "(a) The Borrower will not permit the ratio on any day (the "date of determination") of (i) Total Funded Debt as of the last day of the Reference Period with respect to such date of determination to (ii) Consolidated Cash Flow for such Reference Period to be greater than the ratio set forth below opposite the calendar period during which such date of determination occurs:

          Calendar Period                                    Ratio
          ---------------                                    -----
          January 1, 1996 through                            5.00:1.00
          June 30, 1997

          July 1, 1997 through                               4.75:1.00
          September 30, 1997

          October 1, 1997 through                            4.95:1.00
          December 31, 1997

          January 1, 1998 through                            5.00:1.00
          September 30, 1998

          The period ending                                  5.40:1.00
          December 31, 1998

          January 1, 1999 through                            5.00:1.00
          June 30, 1999

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

          July 1, 1999 through                               5.25:1.00
          September 30, 1999

          October 1, 1999 through                            5.25:1.00
          November 29, 1999

          November 30, 1999 through                          4.90:1.00
          December 30, 1999

          December 31, 1999 and thereafter                   4.50:1.00"

     SECTION 1.05. Amendment to Section 9.01. Section 9.01(c) of the Credit
                   -------------------------
Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

          "(c) if to the Documentation Agent, to it at Three Allen Center, 333 Clay Street, Suite 4550, Houston, Texas 77002-4103, Attention of Daryl Patterson (Telecopy no. (713) 651-4808), with a copy to McGuire Woods Battle & Boothe LLP at NationsBank Corporate Center, 100 North Tryon Street, Suite 2900, Charlotte, NC 28202-4011, Attention of Marvin L. Rogers (Telecopy No. (704) 373-8935); and "

     SECTION 1.06.  Representations and Warranties. The Borrower hereby
                    ------------------------------
represents and warrants to each of the Agents and the Lenders, as follows:

          (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Seventh Amendment Effective Date (as hereinafter defined) with the same effect as if made on and as of the date hereof or the Seventh Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

          (b) Each of the Borrower and the Subsidiaries is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing.

          (c) The execution, delivery and performance by the Borrower of this Seventh Amendment have been duly authorized by the Borrower.

          (d) This Seventh Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

           (e) The execution, delivery and performance by the Borrower of this Seventh Amendment (i) will not violate (A) any provision of law, statute, rule or regulation, or of the agreement of limited partnership of the Borrower, (B) any order of

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

     any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any Person under any such indenture, agreement or other instrument.

     SECTION 1.07. Effectiveness. This Seventh Amendment shall become effective
                   -------------
only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Seventh Amendment Effective Date"):
 --------------------------------

          (a) the Administrative Agent shall have received duly executed counterparts of this Seventh Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

          (b) The Agents shall be satisfied that the representations and warranties set forth in Section 1.06 are true and correct on and as of the Seventh Amendment Effective Date.

          (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Agents or the Lenders, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower of its obligations under the Amended Agreement.

          (d) The Agents shall have received such other documents, legal opinions, instruments and certificates relating to this Seventh Amendment as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Agents and the Lenders. All corporate and other proceedings taken or to be taken in connection with this Seventh Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Agents and the Lenders.

          (e) The Borrower shall have paid all fees and expenses referred to in Section 1.09 of this Seventh Amendment.

     SECTION 1.08. APPLICABLE LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY,
                   --------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

     SECTION 1.09. Expenses. The Borrower shall pay (i) all reasonable out-of-
                   --------
pocket expenses incurred by the Agents and the Lenders in connection with the preparation, negotiations execution, delivery and enforcement of this Seventh Amendment, including, but not limited to, the reasonable fees and disbursements of counsel and (ii) an amendment fee in the aggregate amount of $231,250 (the "Amendment Fee"), $138,750 of such Amendment Fee to be paid to BankBoston N.A.
 -------------
and $92,500 of such Amendment Fee to be paid to NationsBank, N.A.

     SECTION 1.10. Counterparts. This Seventh Amendment may be executed in any
                   ------------
number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     SECTION 1.11. Loan Documents. Except as expressly set forth herein, the
                   --------------
amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Trustee or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments. Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by duly authorized officers, all as of the date first above written.

                          STAR GAS PROPANE, L.P., as Borrower

                               By: Star Gas Corporation, its General Partner


                                   by__________________________________________
                                   Name:
                                   Title:


                          BANKBOSTON, N.A.,
                          as Administrative Agent and as a Lender


                          by___________________________________________________
                          Name:
                          Title:


                          NATIONSBANK, N.A., as Documentation Agent and as a Lender


                          by___________________________________________________
                          Name:
                          Title:

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